                                                                  Exhibit 10.7


                       FIRST AMENDMENT TO LOAN AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "Amendment") executed as of the 25th day of August, 1997 by and among First Union National Bank, a national banking association ("First Union")(f/k/a First Union National Bank of South Carolina), HomeAdd Financial Corporation, a South Carolina corporation (f/k/a CambridgeBanc, Inc.) ("Borrower"), and RSI Holdings, Inc., a North Carolina corporation ("RSI").

                              FACTUAL BACKGROUND:

         First Union has previously extended a revolving line of credit to Borrower in the original principal amount up to Five Hundred Thousand and No/100 Dollars ($500,000.00)("Loan") as set forth in that certain Loan Agreement dated to be effective as of December 12, 1996 (the "Loan Agreement"). Amounts outstanding under the Loan Agreement are evidenced by a certain promissory note also dated December 12, 1997. Advances made to Borrower pursuant to the terms of the Loan Agreement have been or will be used to finance FHA Title I and conventional loans and are secured by the mortgages and promissory notes evidencing such loans. The Loan Agreement anticipates the sale of the loans financed by the Loan by the Borrower to various Purchasers (as defined in the Loan Agreement) as well as the bailment of the collateral to the same Purchasers on behalf of First Union pursuant to a Bailee Agreement (as defined in the Loan Agreement).

         Borrower has requested and First Union has agreed (i) to allow bulk purchases of loans by Purchasers and, therefore, to delete the requirement that each Purchaser execute a Purchase Commitment prior to purchasing a loan from Borrower and (ii) to extend the time for repayment of an Advance from fifteen
(15) days to twenty-five (25) days. The parties have agreed to amend the Loan Agreement accordingly. Additionally, each of Borrower and First Union has changed its name and desire to recognize the change in this Amendment.

         Any terms used and not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

         NOW, THEREFORE, in consideration of the mutual promises contained hereinbelow and of the premises recited hereinabove (which are hereby averred by the parties to be true and correct) and other good and valuable consideration, the receipt, sufficiency and adequacy of which the parties do hereby acknowledge, the parties do hereby agree as follows:


         1. Each reference to "CambridgeBanc, Inc." in the Loan Agreement and any other Loan Document (as defined in the Loan Agreement) shall be deleted in its entirety and replaced with "HomeAdd Financial Corporation". The term "Borrower" as used therein shall hereafter mean "HomeAdd Financial Corporation".

         2. Each reference to "First Union National Bank of South Carolina" in the Loan Agreement and any other Loan Document shall be deleted in its entirety and replaced with "First Union National Bank". The term "First Union" as used therein shall hereafter mean "First Union National Bank".

         3. Section 1.19 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "SECTION 1.19 "MORTGAGE LOAN" means any mortgage loan to finance an FHA Mortgage or a Conventional Loan Mortgage which First Union has determined in its reasonable sole discretion to be acceptable as security for the Note which has been made to a Mortgagor by Borrower."

         4. Section 1.25 of the Loan Agreement is hereby deleted in its entirety.

         5. Section 1.26 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "SECTION 1.26 "PURCHASE PRICE" means the amount to be paid by a Purchaser to Borrower for the purchase of any specified Mortgage Note(s) and related Mortgage(s)."

         6. Section 1.27 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "SECTION 1.27 "PURCHASER" means any person or entity reasonably acceptable to First Union with respect to the purchase of a Mortgage Note(s) and related Mortgage(s). First Union's entering into of a Bailee Agreement with a potential Purchaser shall be deemed to constitute approval of such entity as a Purchaser."

         7. Section 2.3.3 of the Loan Agreement is hereby amended to delete the requirement that a Purchase Commitment be delivered to First Union before an Advance is made for a Mortgage Loan.

         8. Section 5.1 of the Loan Agreement is hereby deleted in its entirety.

         9. Section 5.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "SECTION 5.2 SALE OF MORTGAGE NOTES; PLEDGE OF BORROWER'S ACCOUNT; ACKNOWLEDGEMENT OF Bailment. With respect to each Mortgage Loan, Borrower agrees that the Mortgage Note and Collateral Documents shall be sold to a Purchaser within twenty-five (25) days of the date of the Advance funding the respective Mortgage Loan. Purchaser shall be instructed to pay the Purchase Price thereof directly to Borrower who shall then pay such amounts to First Union in the manner required by First Union herein. Borrower agrees to deliver the originals of the Mortgage, the Mortgage Note, the Collateral Documents and any and all other documents required herein for each Mortgage Loan directly to the Purchaser under cover of a bailee letter in form and content acceptable to First Union (substantially in the form of the Bailee Agreement attached hereto as Exhibit A), and, upon First Union's request, to provide copies of all such documents, along with any other documents requested by First Union, to First Union. Borrower acknowledges that failure of Purchaser to comply with the terms of such bailee letter shall result in Borrower being required to repay the Loan, or a portion thereof, in accordance with the terms of Section 2.2."

         10. Section 5.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "SECTION 5.4 REMOVAL OF MORTGAGE NOTES. In the event that Borrower does not sell a Mortgage Note to a Purchaser or First Union has not received the full Purchase Price from the Purchaser with (a) twenty-five (25) days from the date First Union advances funds to Borrower to finance the Mortgage Loan as evidenced by such Mortgage Note, then Borrower, promptly following the request of First Union, shall remove such Mortgage Note and Mortgage from the Collateral and repay the outstanding principal balance of the Loan, in accordance with
                  Section 2.2 by an amount equal to the amount advanced by First Union for any Mortgage Loan evidenced by such removed Mortgage Note and Mortgage."

         11. Section 7.1.18 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "SECTION 7.1.18 FUTURE PURCHASERS. Before selling Mortgage Loans to Purchasers who are not Purchasers as of the closing date of the Loan, Borrower will submit the names of such potential Purchasers and any other information reasonably required by First Union to First Union for approval, in its sole reasonable discretion, and upon receipt of approval of the potential Purchasers by First Union, shall require each such Purchaser to execute a Bailee Agreement prior to the sale of any Mortgage Loan to such potential Purchaser."

         12. Section 9.1(a) is hereby deleted in its entirety and replaced with the following:

                  "(a) if Borrower fails to pay any amount due to First Union on its due date under the Note or this Agreement or otherwise be in default under the Note, except that if failure to pay a principal payment when due in accordance with Article V is caused by a Purchaser's failure to purchase a Mortgage Loan (which failure to purchase is not directly or indirectly the fault of Borrower or a result of Borrower's actions), Borrower shall not be in default unless such principal payment is not made within fifteen (15) days from the date on which such principal payment is due.

         13. Section 13.2 is hereby deleted in its entirety and replaced with the following:

                  "SECTION 13.2 RELEASE. Borrower acknowledges and agrees that First Union shall have no liability to Borrower or any other person for failure of a Purchaser to purchase a Mortgage Note."

         14. Exhibit A to the Loan Agreement, the "Bailee Agreement", is hereby amended as set forth on Exhibit A attached hereto. Any bailments made following the date hereof shall be subject to such amended Bailee Agreement.

         15. All Loan Documents are hereby modified to the extent necessary such that any reference to the "Loan Agreement" shall refer to the Loan Agreement as modified hereby.

         16. Borrower and RSI hereby represent and warrant that, at the time of the execution and delivery of this Agreement, Borrower and RSI are in compliance with their respective covenants set forth in the Loan Agreement and Borrower hereby confirms that the representations and warranties set forth therein continue to be true and accurate, except that Borrower owns all of the issued and outstanding stock of HomeAdd Financial Services Corp., a North Carolina corporation.

         17. Borrower agrees to hold First Union harmless and indemnify First Union and its successors and assigns from any and all claims or causes of action arising in connection with this Amendment or otherwise related to the Loan (including without limitation, court costs and reasonable attorneys fees), other than those resulting from or caused by First Union's gross negligence or recklessness. Borrower also acknowledges that the Indemnity and Release language set forth in Article XIII of the Loan Agreement shall remain in full force and effect following the date hereof, except as modified hereby.

         18. Borrower agrees to execute and deliver to First Union, promptly upon request from First Union, such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein.

         19. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

         20. This Agreement is not a novation and except as otherwise modified hereby, the terms and provisions of the Loan Agreement and all Loan Documents shall remain in full force and effect and shall continue to be secured by the Collateral with the same force, effect and priority.

         21. RSI hereby reaffirms its obligations arising under the Capital Contribution Agreement and acknowledges that the Capital Contribution Agreement shall continue in full force and effect following the execution of this Amendment.

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first written above.


                                             HomeAdd Financial Corporation

                                             /s/ Matthew J. Marron, Jr.
                                             ----------------------------------
                                             By: Matthew J. Marron, Jr.
                                             Its: President


                                             RSI Holdings, Inc.


                                             /s/ Buck A. Mickel
                                             ----------------------------------
                                             By:  Buck A. Mickel
                                             Its: Vice President


                                             First Union National Bank


                                             /s/ Charles P. Cecil
                                             ----------------------------------
                                             By:  Charles P. Cecil
                                             Its: Senior Vice President

                                                       DRAFT DOCUMENT 11/12/97


                                   Exhibit A

                                BAILEE AGREEMENT


         THIS BAILEE AGREEMENT is entered into by and among First Union National Bank ("Lender"), HomeAdd Financial Corporation (f/k/a CambridgeBanc, Inc.) ("Seller"), and , ("Buyer").

         WHEREAS, Seller may, from time to time, originate and close residential mortgage loans (each, a "Mortgage Loan"); and

         WHEREAS, each Mortgage Loan will be evidenced by a promissory note (each, a "Mortgage Note") and secured by a mortgage or certain other documents (collectively, together with each Mortgage Note, the "Collateral"); and

         WHEREAS, Seller may obtain monies from Lender to fund such Mortgage Loans pursuant to a Loan Agreement dated December 12, 1996, among Lender, Seller and RSI Holdings, Inc., as the same may be amended from time to time ("Loan Agreement"), and will grant Lender a security interest in the Collateral securing such Mortgage Loans; and

         WHEREAS, Seller intends to sell certain closed Mortgage Loans to Buyer and

         WHEREAS, Lender has requested that Buyer act as Lender's bailee with respect to such Collateral until the related Mortgage Loan is purchased by Buyer.

         NOW, THEREFORE, in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Seller, and Buyer agree as follows:

         Section 1. Notification and Acknowledgment of Security Interest. Seller shall attach to each shipment to Buyer of one or more Mortgage Notes a cover letter, substantially in the form of Exhibit A attached hereto, that: (a) references this Bailee Agreement, and (b) acknowledges that each related Mortgage Loan is subject to Lender's security interest. Seller, shall promptly forward such cover letter and Mortgage Note(s) and other Collateral related thereto to Buyer at the following address (or such other address as may be sent in writing by Buyer to Seller and Lender):




                           Attn:

Immediately upon receipt, and not later than seventy-two (72) hours following receipt of a Bulk Purchase, Buyer shall sign and date such cover letter and shall mail and telefax it to Lender at the following address or number (or such other address or number as may be sent in writing by Lender to Buyer and Seller):

                  Lender:     First Union National Bank
                              1 Beattie Place
                              Greenville, South Carolina 29602
                              Attention:  Linda G. Burroughs
                              Telefax:    (864) 255-8261
                              Telephone:  (864) 255-8337

For the purposes hereof, a "Bulk Purchase" shall mean the purchase by Buyer of more than one (1) Mortgage Loan on the same date from Seller. The Mortgage Loan file shall not be deemed complete until the receipt by Buyer of the original executed Mortgage Note endorsed in blank or to Buyer, together with the other documents required by the Loan Agreement. Such cover letter, when executed by Buyer, shall constitute acknowledgment by Buyer of Lender's security interest in the related Collateral, provided, however, that the failure of Buyer to acknowledge such cover letter shall not impair or affect the enforceability of this Bailee Agreement or of Lender's lien on the related Collateral evidenced hereby. Borrower shall not be required to return a cover letter to Lender for a non Bulk Purchase.

         Section 2. Buyer as Bailee. Effective upon Buyer's receipt of the Collateral and the cover letter described in Section 1 above, Buyer will hold the Collateral, in which Lender holds a security interest, as bailee for the benefit of Lender, pursuant to the provisions of the Uniform Commercial Code, as adopted in the State of South Carolina, until Buyer's status as bailee is terminated as set forth in Section 3 hereof. Prior to such termination, Buyer shall not deliver the Collateral to Seller or any third party. Buyer shall act only as a bailee for Lender and shall not be deemed to be a representative, trustee, or fiduciary or otherwise an agent of or for Lender or Seller with respect to the Collateral. The standard of care to be exercised by Buyer in holding the Collateral shall be the same degree of care and skill as Buyer exercises when it holds Mortgage Loan documents on its own behalf.


         Section 3. Termination of Security Interest and Release of Bailee. Buyer's status and obligations as bailee shall automatically terminate, without further action by any party, upon the earliest to occur of: (i) payment of the Purchase Price to Seller, as set forth in Section 4 hereof (the "Purchase Date"); or (ii) return of the Collateral to Lender, as set forth in Section 5 hereof. Lender agrees that its security interest in the Collateral and that all right, title, and interest it may have in each related Mortgage Loan purchased by Buyer are and shall be fully released effective as of the Purchase Date, whereupon Buyer will have no further obligations to Lender with respect to such Collateral.

         Section 4. Purchase Price. The "Purchase Price" means the price Buyer agrees to pay to purchase a Mortgage Loan. Lender and Seller acknowledge that the Purchase Price may be less than the full principal amount of the Mortgage Note evidencing the Mortgage Loan, and that Seller may have paid or advanced other funds to Buyer which funds are not included in the Purchase Price. Buyer agrees that the Purchase Price paid to Seller with respect to a particular Mortgage Loan shall not be reduced due to adjustments relating to another Mortgage Loan. For purposes of the Purchase Date set forth in Section 3 hereof, the Purchase Price shall be deemed paid in full when either: (a) Seller collects funds in the amount of the Purchase Price pursuant to a cashiers check mailed to Seller's address set forth in Section 7 below from Buyer and deposits such check in its account with Lender referenced hereinbelow (or any other account designated by Lender); (b) Seller receives a federal wire transfer in the amount of the Purchase Price into its account with Lender referenced hereinbelow (or any other account designated by Lender) from Buyer:

                       Bank: First Union National Bank of South Carolina
                       Address: 1 Beattie Place, Greenville, SC 29602 ABA Number: 053207766

                     Account: 2010000314483 (note, this account # may change as of January 1997 contact First Union for confirmation of account #)
                     Attention: Linda G. Burroughs

or (c) Seller collects funds in such other manner as requested by Lender and such funds are deposited in the account with Lender referenced hereinabove (or any other account designated by Lender). Seller agrees promptly to process and submit any such cashiers check received from Buyer for payment to Lender. Buyer shall not be liable to Lender or Seller for any additional expenses incurred by Lender or Seller because of: (i) payments lost or delayed due to incorrect wire transfer or mailing instructions provided by Seller; (ii) Seller's failure promptly to process a cashiers check; or (iii) Lender's failure to promptly submit a cashiers check for payment. Buyer shall notify Seller of the purchase of a Mortgage Loan by sending a funding advice to Seller, and, upon Lender's request, Seller shall promptly telecopy such funding advice to Lender.

         Section 5. Return of Collateral to Lender. Buyer will deliver the Note and other Collateral in Buyer's possession to Lender: (a) upon receipt by Buyer of Lender's written request therefor (provided that such request is received by Buyer prior to Buyer's payment of the Purchase Price to Seller); or (b) promptly, in the event that Buyer elects not to purchase the Mortgage Loan, or in the event that the Mortgage Note or other Collateral is defective and requires correction. In the alternative, Buyer shall take such other action with respect to the Note and other Collateral as may be agreed upon in writing between Lender and Buyer with notice to Seller. Any delivery from Buyer to Lender shall be made by express mail to the address of Lender set forth in
Section 1 hereof. In no event shall Buyer return any item of Collateral to Seller prior to the termination of Lender's security interest in the Collateral.

         Section 6. Representation and Warranties.

(a)      As of the date of delivery of each Mortgage Loan to Buyer:

         (i) Lender represents and warrants to Buyer that (A) Lender has not assigned, hypothecated, transferred, pledged, or otherwise conveyed the Collateral to any other party, or recorded any assignment of mortgage or deed of trust relating to such Mortgage Loan, and (B) during the period that Buyer holds the Collateral as bailee, unless and until the Collateral is returned by Buyer to Lender, Lender will not assign, hypothecate, transfer, pledge, or otherwise convey any of Lender's right, title, or interest in such Collateral; nor will Lender need or cause to be needed any assignment of mortgage or deed of trust relating to such Mortgage Loan;

         (ii) Seller certifies to Buyer that the documents relating to each Mortgage Loan purchased have been delivered to Buyer by Seller or Seller's closing agent (except for any loan and security agreement between Lender and Seller, and any unrecorded assignment of a mortgage or deed of trust) ; and

         (iii) Lender's execution and delivery of this Bailee Agreement have been specifically approved by Lender. This Bailee Agreement constitutes the "written agreement" governing Lender's rights and obligations with respect to Buyer in connection with Lender's role as Seller's warehouse lender for the Mortgage Loans, and Lender shall continuously maintain all components of such "written agreement" as an official record of Lender or any successor thereof that Lender owns or controls.

(b) Immediately following payment of the Purchase Price for a particular Mortgage Loan as described in Section 4 hereinabove, Lender represents and warrants that (i) Lender has fully relinquished all right, title, and interest it may have in and to such Mortgage Loan; (ii) all notes, mortgages, and other original documents, instruments, and materials that have been delivered to Buyer pursuant to subsection 6(a)(ii) above have been released to Buyer; and (iii) any unrecorded assignments in Lender's possession relating to such Mortgage Loan are null and void, and Lender covenants to and agrees with Buyer that Lender immediately will take any and all action necessary to assign and transfer any recorded interest in such Mortgage Loan to Buyer.

         Section 7. Notices. Any notices sent to Buyer or Lender pursuant to this Agreement shall be sent to the address applicable in accordance with
Section 1 of this Agreement, and any notices sent to Seller pursuant to this Agreement shall be sent to Seller at the following address (or such other address as may be sent in writing by Seller to Buyer and Lender):


                           HomeAdd Financial Corporation
                           Post Office Box 17918
                           Greenville, South Carolina 29606
                           Attention: Matthew J. Marron, Jr.

         Section 8. Counterparts. This Bailee Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Bailee Agreement by signing any such counterpart.







                         [SEE SIGNATURE PAGE ATTACHED]

         IN WITNESS WHEREOF, each of the undersigned has caused this Bailee Agreement to be duly executed and delivered by its duly authorized officer as of ________________, 19_____.


LENDER:  First Union National Bank
By:
Name:
Title:


SELLER: HomeAdd Financial Corporation

By: /s/ Matthew J. Marron, Jr.
    ---------------------------
Name:  Matthew J. Marron, Jr.
Title: President


BUYER:

By:
Name:
Title:

                         Exhibit A to Bailee Agreement

                           WAREHOUSE LENDER'S LETTER

                                                                           Date:




Attention:  Residential Mortgages - Conduit

Dear______________________________:

Promissory Notes and all other documents evidencing the below-listed loans are attached hereto and are being delivered to ("________ "), in _________ capacity as bailee for First Union National Bank ("Lender"), pursuant to the Bailee Agreement dated ____________ , 199___ (the "Bailee Agreement"), among Lender, as warehouse lender, HomeAdd Financial Corporation (f/k/a CambridgeBanc, Inc.), as Seller, and , as Buyer. Lender holds a security interest in such Promissory Notes, Mortgage and all documents related thereto.

         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:

         Loan #                                          Name:________________
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:
         Loan #                                          Name:


Execution of this letter shall constitute Buyer's agreement that it will; (i) send or cause to be sent to Seller payments relating to the above-referenced Promissory Notes as specified in Section 4 of the Bailee Agreement within twenty-five (25) days of receipt of this letter; or (ii) in the alternative, return such Promissory Notes and other documents to Lender as specified in
Section 5 of the Bailee Agreement within ten (10) days of receipt of this letter.

                                    Sincerely,

                                    HomeAdd Financial Corporation


                                    Name:
                                    Title:

The undersigned hereby acknowledges receipt of this letter and the above-referenced Promissory Notes and other documents, and that the undersigned will hold such Promissory Notes and other documents as bailee on behalf of the above-referenced Lender, subject to Lender's security interest therein and the terms and conditions of the Bailee Agreement.



By:
Name:
Title:

By:
Name:
Title: